SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): November 16, 2004


                    KIWA BIO-TECH PRODUCTS GROUP CORPORATION
               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                  000-33167                   84-0448400
(State or Other Jurisdiction       (Commission                (I.R.S. Employer
      of Incorporation)            File Number)              Identification No.)


                   17700 CASTLETON STREET, SUITE 589
                     CITY OF INDUSTRY, CALIFORNIA                  91748
               (Address of Principal Executive Offices)          (Zip Code)


                                 (626) 964-3232
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02. - RESULTS OF OPERATIONS AND FINANCIAL CONDITION

ITEM 7.01. - REGULATION FD DISCLOSURE

         On November 16, 2004, Kiwa Bio-Tech Products Group Corporation (the "Registrant") issued a press release regarding its financial results for the quarter and nine months ended September 30, 2004 and its outlook for fourth quarter of fiscal 2004 results. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

         The information in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.


ITEM-9.01. - FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of business acquired.

                  None.

         (b)      Pro forma Financial Information.

                  None.

         (c)      Exhibits.

                  99.1 Press Release dated November 16, 2004, published by the Registrant.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   KIWA BIO-TECH PRODUCTS GROUP CORPORATION

Date:    November 16, 2004         By:   /s/ WEI LI
                                        ----------------------------------------
                                         Wei Li, Chief Executive Officer


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


                                  EXHIBIT INDEX

Exhibit
Number       Description
-------      -----------
99.1         Press Release dated November 16, 2004, published by the Registrant.


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